Exhibit 10.1.6

FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT AND AMENDMENT TO GUARANTY
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT AND AMENDMENT TO GUARANTY (this "Amendment") is made as of November 18, 2016, but effective as of November 1, 2016 (the "Effective Date"), by and among (i) HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Hazel Creek, LLC, a Delaware limited liability company, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP ST1 Colorado, LP, a Delaware limited partnership, HCP, Inc., a Maryland corporation, HCPI Trust, a Maryland real estate investment trust, Westminster HCP, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP Ocoee, LLC, a Delaware limited liability company, HCP Port Orange, LLC, a Delaware limited liability company, HCP Beckett Lake, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Carrollwood, LLC, a Delaware limited liability company, HCP Oviedo, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP Oak Park, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP Irving, LLC, a Delaware limited liability company, and HCP Emfin Properties, LLC, a Delaware limited liability company (collectively, as their interests may appear, "Lessor"), (ii) Emeritus Corporation, a Washington corporation, Summerville at Hazel Creek, LLC, a Delaware limited liability company, Summerville at Prince William, Inc., a Delaware corporation, LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Ocoee, Inc., a Delaware corporation, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Westminster, Inc., a Maryland corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Irving Associates, L.P., a Delaware limited partnership, Summerville at Chestnut Hill, LLC, a Delaware limited liability company, Summerville 9, LLC, a Delaware limited liability company, Summerville at Carrollwood, LLC, a Delaware limited liability company, Summerville at Fox Run, LLC, a Delaware limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, Summerville at Oak Park LLC, a Delaware limited liability company, The Estates of Oak Ridge

LLC, a Delaware limited liability company, and Summerville at Oviedo LLC, a Delaware limited liability company (collectively, jointly and severally, "Lessee"), and (iii) Brookdale Senior Living Inc., a Delaware corporation ("Guarantor"), with respect to the following:
RECITALS
A.          Lessor, as "Lessor", and Lessee, as "Lessee", are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (the "Original Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated as of December 29, 2014 (the "First Amendment"), that certain Second Amendment to Amended and Restated Master Lease and Security Agreement dated as of January 1, 2015 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Master Lease and Security Agreement dated as of May 1, 2015 (the "Third Amendment") and that certain Fourth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated as of November 18, 2016 (the "Fourth Amendment"; the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "Lease").  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.
B.          The Lease currently covers one hundred thirty-six (136) separate independent living, assisted living, memory care and/or skilled nursing care Facilities, as more particularly described therein.  Each of the seventy-nine (79) Facilities set forth on Schedule A-1 attached hereto shall sometimes be referred to herein as a "Remaining Facility", each Person comprising Lessee that operates a Remaining Facility pursuant to the Lease shall sometimes be referred to herein as a "Remaining Facility Operator", and each Person comprising Lessor that owns the Leased Property of a Remaining Facility shall sometimes be referred to herein as a "Remaining Facility Owner".  Each of the fifty-seven (57) Facilities set forth on Schedule A-2 attached hereto, together with any personal property or any other assets relating to such Facility, shall sometimes be referred to herein as a "Removed Facility", each Person comprising Lessee that operates a Removed Facility pursuant to the Lease shall sometimes be referred to herein as a "Removed Facility Operator", and each Person comprising Lessor that owns the Leased Property of a Removed Facility shall sometimes be referred to herein as a "Removed Facility Owner".
C.          Pursuant to the terms of that certain Guaranty of Obligations dated as of August 29, 2014, made and subsequently reaffirmed by Guarantor in favor of Lessor (and certain Affiliates thereof that were previously included in the definition of "Lessor") and amended by the Fourth Amendment and the Fifth Amendment (as so reaffirmed and amended, the "Guaranty"), Guarantor has guaranteed the obligations of Lessee under the Lease, as more particularly described therein.
D.          The Removed Facility Owners intend to sell their respective interests in the Leased Property of the Removed Facilities.  In connection with such sale, Lessor has exercised its right pursuant to Section 31.2 of the Lease to require (i) Lessee to execute this Amendment for the purpose of removing the Leased Property of the Removed Facilities from the Lease and (ii) the Removed Facility Operators to execute a New Lease with respect to such Leased Property.  Concurrently with the execution of this Amendment, the Removed Facility Owners and the Removed Facility Operators are entering into a New Lease with respect to such Leased Property (the "New Lease") and Guarantor is delivering a guaranty of the New Lease (the "New Lease Guaranty").
E.          Lessor, Lessee and Guarantor desire to modify the Lease and the Guaranty (collectively, the "Lease Documents") in order to effectuate and reflect the removal of the Leased Property of the Removed Facilities from the Lease Documents, all as more particularly set forth herein.
AGREEMENT
IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.          Modification of Lease Documents with Respect to Removed Facilities.  Subject to all of the terms and conditions of this Amendment, each of the Lease Documents and the respective obligations of Lessor, Lessee and Guarantor thereunder shall be modified to remove the Removed Facilities (together with, but not limited to, any non-competition or non-solicitation covenants that would otherwise survive the termination, expiration or other modification of the Lease Documents and any rent associated with such Removed Facilities), at 11:59:59 p.m. (Los Angeles time) (the "Modification Time") on the day prior to the Effective Date (which is also referred to herein as the "Modification Date").  Except as set forth in this Amendment, neither Lessor, on the one hand, nor Lessee or Guarantor, on the other hand, shall, with respect to the Removed Facilities, have any further obligations to the other pursuant to the Lease Documents, or any of them, subsequent to the Modification Date and Modification Time.
2.          Reservations of Obligations.  Notwithstanding the modification of the Lease Documents with respect to the Removed Facilities as provided in Section 1 above, the following obligations of Lessor, Lessee and Guarantor shall be reserved and continue subsequent to the Modification Date and Modification Time with respect to the Removed Facilities:
(a)          Each of Lessee and Guarantor, jointly and severally, shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Lessor and arising from or out of any matters for which Lessee is obligated to indemnify, defend and/or hold harmless Lessor, and the right to such indemnity survives the modification of the Lease Documents, under the terms of the Lease Documents and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date.
(b)          Lessor shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Lessee and arising from or out of any matters for which Lessor is obligated to indemnify, defend and/or hold harmless Lessee under the Lease and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date.

(c)          Each of Lessee and Guarantor, jointly and severally, shall remain liable for the cost of all Additional Charges pursuant to Sections 3.2, 16.2, 37.5 and 42.1 of the Lease (including all taxes and assessments, utilities charges, insurance premiums and other expenses incurred in connection with the operation, maintenance and use of the Leased Property of each Facility) in each case to the extent incurred or accrued through and including the Modification Date until full payment thereof.
(d)          Each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay any personal property taxes assessed against the Leased Property of any Facility or any personal property (including any Lessee's Personal Property) therein or thereon with a lien date on or prior to the Modification Date, irrespective of the date of the billing therefor, and shall, indemnify, defend and hold harmless Lessor with respect to any claims for such taxes or resulting from non-payment thereof.
(e)          Without limiting the generality or specific nature of the foregoing, each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay all other amounts, liabilities and obligations arising prior to or on the Modification Date in connection with the Leased Property of each Removed Facility (other than those expressly stated in the Lease Documents not to be an obligation of Lessee), including every fine, penalty, interest and cost which may be added for non-payment or late payment of the obligations of Lessee.
3.          Retention of Possession; Condition of Property.
(a)          After the Modification Date, the Removed Facility Operators shall retain possession of each Removed Facility under and pursuant to the terms of the New Lease, and the Remaining Facility Operators shall retain possession of the Remaining Facilities under and pursuant to the terms of the Lease.
(b)          Subject to the provisions of Section 2(e) above and without limiting the Removed Facility Operators' obligations under the New Lease, (i) Lessee shall have no obligation under the Lease to make any repairs or alterations to any of the Removed Facilities, and (ii) Lessor hereby waives any and all claims and other rights against Lessee under the Lease that relate to the physical condition of each Removed Facility, including any rights or claims under the Lease related to any obligation of Lessee to maintain or surrender such Removed Facility in a certain condition and any obligation of Lessee under the Lease to cause such Removed Facility to be maintained or surrendered in compliance with Legal Requirements.
(c)          Without limiting the Removed Facility Operators' rights under the New Lease, (i) Lessee hereby waives any claim under the Lease to each Removed Facility, irrespective of the party that originally paid for acquisition, construction or installation thereof, and (ii) without limiting the foregoing, it is expressly understood and agreed that Lessor shall not be obligated under the Lease to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions and/or improvements that are part of any Removed Facility.
(d)          Notwithstanding any contrary provisions of the Lease, Lessor hereby agrees that, upon the Modification Date, Lessee shall not be required to surrender or remove its personal property, to fully restore the initial equipment of any Removed Facility to the approximate types and amounts as required by the terms of the Lease with respect to such Removed Facility or to restore an adequate supply of inventories consistent with the full stocking levels to be maintained by Lessee during the Term of the Lease with respect to such Removed Facility.
(e)          Notwithstanding any contrary provisions of the Lease, Lessee hereby agrees that, following the Modification Date, Lessor shall not be liable for any Impositions, utilities charges, insurance premiums or other expenses incurred in connection with the operation, maintenance or use of the Leased Property of any Removed Facility and Lessee shall be liable for the same to the full extent provided in the New Lease.
4.          Certain Modifications Relating to Removal Facilities.  The following provisions shall apply to the extent they relate to the period from and after the Modification Time:
(a)          Each of the Persons identified on Schedule B-1 attached hereto is hereby removed as a Person comprising Lessor (as its interest may appear) under the Lease (as amended hereby), and the definition of "Lessor" appearing in Section 2.1 of the Lease is hereby amended to remove each of such Persons therefrom; provided that each of such Persons shall remain liable to Lessee, and Lessee and Guarantor shall continue to remain liable (jointly and severally) to each of such Persons, in each case to the extent provided in Section 2 above (it being understood that, for purposes of this proviso, "Lessee" shall be defined without giving effect to the removal described in Section 4(b) below).
(b)          Each of the Persons identified on Schedule B-2 attached hereto is hereby removed as a Person comprising Lessee (as its interest may appear) under the Lease (as amended hereby), and the definition of "Lessee" appearing in Section 2.1 of the Lease is hereby amended to remove each of such Persons therefrom; provided that Lessor shall remain liable to each of such Persons, and each of such Persons shall continue to remain liable (jointly and severally with the other Persons comprising Lessee prior to the Modification Time and with Guarantor) to Lessor, in each case to the extent provided in Section 2 above (it being understood that, for purposes of this proviso, "Lessor" shall be defined without giving effect to the removal described in Section 4(a) above).
(c)          Exhibits A-1, A-2 and A-3 of the Lease are hereby replaced in their entirety by Exhibits A-1, A-2 and A-3 attached hereto, respectively.
(d)          Sections 47.3 (Colorado State Law Provisions), 47.8 (Minnesota State Law Provisions) and 47.10 (Montana State Law Provisions) of the Lease are hereby deleted in their entirety.  All references in Schedule 1 (State-Specific Impositions) of the Lease to the States of Colorado, Minnesota, Missouri, Montana and Utah shall be deemed to be deleted.  All references in Schedules 7.1.4 (List of Competing Communities) and 36.4 (Superior Leases) to any Removed Facilities shall be deemed to be deleted.
5.          Certain Modifications Relating to Capital Projects.
(a)          The Planned Capital Refurbishment Project Lessor Funding Amount shall be $19,174,566.00.

(b)          For purposes of calculating the Annual Minimum Capital Project Amount for the Lease Year in which the Modification Date occurs, the number of units attributable to each Removed Facility shall be deemed to equal the product of (i) the number of units in such Removed Facility and (ii) a fraction whose numerator is the number of calendar days in such Lease Year through and including the Modification Date and whose denominator is three hundred sixty-five (365).
6.          Recorded and Filed Documents.
(a)          Lessor and Lessee shall promptly execute and acknowledge in form acceptable for recording in the local land records in which the Leased Property of each Facility is located, and otherwise in form and substance reasonably satisfactory to Lessor, a written instrument evidencing the modification of the Lease as, and if, necessary to remove as a matter of record the Removed Facilities from the Lease (or any previously recorded memoranda thereof).  Lessor shall have the right to cause each such instrument to be recorded in the appropriate local land records.
(b)          Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral with respect to the Remaining Facilities.
7.          Lessor Representations.  Lessor represents and warrants to Lessee that, to Lessor's Knowledge, Lessee is not in default in its payment obligations under the Lease or in the performance of any other obligations of Lessee under the Lease.  Lessee acknowledges that it has recently advised Lessor of an investigation at the Facility known as Brookdale Eugene Alpine, and Lessor makes no representation as to whether any matters relating to such investigation constitute a default by Lessee under the Lease.  As used herein, "Lessor's Knowledge" means the current, actual, conscious knowledge of Kendall Young (Executive Vice President), Kai Hsiao (Executive Vice President) or Matthew Harrison (Vice President).  None of such individuals shall bear personal responsibility for any breach of such representation.
8.	Miscellaneous.
(a)          Ratification and Confirmation of Lease.  As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.
(b)          No Bulk Transfer.  Neither anything contained herein nor the transaction provided for herein shall be deemed or construed to constitute a "bulk sale" or an assumption by Lessor of any obligations of Lessee.  The transactions provided for herein are and shall be construed solely as the modification of the Lease Documents.
(c)          Further Assurances.  The parties hereto agree to execute and deliver to the other parties hereto any agreement, document or instrument deemed reasonably necessary or desirable to give effect to the transactions described in this Amendment and the Cooperation Agreement.
(d)          Entire Agreement.  There are no agreements, understandings, commitments, representations or warranties with respect to the subject matter hereof except as expressly set forth in this Amendment, the New Lease and the New Lease Guaranty.  This Amendment, together with the New Lease and the New Lease Guaranty, supersedes all prior oral or written negotiations, understandings and agreements with respect to the subject matter hereof.
(e)          Interpretation.  All references herein to Sections, Exhibits and Schedules shall be deemed to be references to Sections, Exhibits and Schedules of this Amendment unless the context shall otherwise require.  All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein.  The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."  The term "or" is not exclusive.  The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if."  All accounting terms not defined in this Amendment shall have the meanings determined by GAAP as in effect from time to time.  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.
(f)          Captions; Pronouns.  Any titles or captions contained in this Amendment are for convenience only and shall not be deemed part of the text of this Amendment.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as appropriate.
(g)          Counterparts; Facsimile or Electronic Transmission.  This Amendment may be executed in any number of multiple counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement, binding on all parties hereto.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission (including via emailed PDF files) shall be effective as delivery of a manually executed counterpart of this Amendment.
(h)          Governing Law. IN ALL RESPECTS, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE MODIFICATION OF THE LEASEHOLD ESTATE WITH RESPECT TO THE LEASED PROPERTY OF EACH REMOVED FACILITY SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
(i)          Submission to Jurisdiction. Lessor and Lessee irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have jurisdiction, the United States District Court for the District of Delaware) for

the purposes of any suit, action or other proceeding arising out of this Amendment or any transaction contemplated hereby.  Lessor and Lessee further agree that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence.  Lessor and Lessee irrevocably and unconditionally waive trial by jury and irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Amendment or the transactions contemplated hereby in Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have jurisdiction, the United States District Court for the District of Delaware), and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(j)          Remedies; Specific Performance.  Each of the parties hereto acknowledges that it has negotiated for the specific considerations to be received by it hereunder and that damages would be an inadequate remedy for the breach of this Amendment by another party hereto.  Accordingly, in addition to and without in any way limiting any other remedy available to a non-breaching party at law or in equity, each party hereto shall be entitled to enforce the terms of this Amendment by an action either for specific performance or for injunctive relief, or both, to prevent the breach or continued breach of this Amendment.
(k)          Attorneys' Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Amendment or to resolve any dispute under this Amendment, the losing party shall pay the attorneys' fees, costs and necessary disbursements of the prevailing party in addition to any other relief to which such prevailing party may be entitled.
(l)          Reaffirmation of Lease.  The Remaining Facility Owners and the Remaining Facility Operators hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, (i) is and the parties intend the same for all purposes with respect to the Remaining Facilities to be treated as a single, integrated and indivisible agreement and economic unit and (ii) is intended by the parties to be and for all purposes shall be treated as an operating lease and not as a synthetic lease, financing lease or loan, and that the Remaining Facility Owners shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.
(m)          No Third Party Beneficiaries; Successors and Assigns.  This Amendment shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and assigns.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  No party, however, may assign either this Amendment or any of its rights, interests or obligations hereunder without the prior written approval of the other parties.
(n)          Amendments.  No amendment of any provision of this Amendment shall be valid unless, as a condition to the effectiveness of such change, the same shall be in writing and signed by the party against whom the amendment is sought to be enforced.  No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.
(o)          Severability.  In the event that any provision of this Amendment as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Amendment, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Amendment as a whole.
(p)          Full Review and Advice of Counsel.  All the parties hereto and their attorneys have had full opportunity to review and participate in the drafting of the final form of this Amendment.  Accordingly, this Amendment shall be construed without regard to any presumption or other rule of construction against the party causing the Amendment to be drafted.
(q)          Time of the Essence.  Time is of the essence of each and every provision of this Amendment.
(r)          Cooperation Agreement Prevails. In the case of a conflict between the terms of this Amendment and the terms of the Cooperation Agreement, the terms of the Cooperation Agreement shall, to the extent of any conflict, prevail.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

Witness:	/s/ Edward D. Hillard	EMERITUS CORPORATION,
a Washington corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT HAZEL CREEK
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PRINCE
WILLIAM, INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	LH ASSISTED LIVING, LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT HILLSBOROUGH,
L.L.C., a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PORT ORANGE,
INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WESTMINSTER,
INC., a Maryland corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CY-FAIR
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT CY-FAIR, LLC
a Delaware limited liability company,
its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT FRIENDSWOOD,
LLC, a Delaware limited liability
company, its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT ST. AUGUSTINE,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT IRVING
ASSOCIATES LP, a Delaware limited Partnership
		By:	SUMMERVILLE AT IRVING, LLC,
a Delaware limited liability company,
its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CHESTNUT HILL,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE 9 LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CARROLLWOOD,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT FOX RUN, LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WEKIWA SPRINGS
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OAK PARK LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	THE ESTATES OF OAK RIDGE LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT OVIEDO LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

GUARANTOR:

Witness:	/s/ Edward D. Hillard	BROOKDALE SENIOR LIVING INC.,
a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

LESSOR:

Witness:	/s/ Darrin Smith	HCP AUR1 CALIFORNIA A PACK,
LLC, a Delaware limited liability company
		By:	HCP Partners, LP, a Delaware limited
partnership, its member

		By:	HCP MOB, Inc., a Delaware
corporation, its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP EMOH, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP HAZEL CREEK, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP MA2 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited
partnership

HCP MA2 OKLAHOMA, LP,
a Delaware limited partnership

By: HCP MA2 GP Holding, LLC,
a Delaware limited liability company,
their general partner

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP,
a Delaware limited partnership

HCP MA3 WASHINGTON, LP,
a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
a Delaware limited liability company,
their general partner

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP PARTNERS, LP, a Delaware limited
partnership

By: HCP MOB, Inc., a Delaware
corporation, its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a
Delaware limited liability company, its
managing trustee
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH LASSEN HOUSE, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH MOUNTAIN LAUREL, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH MOUNTAIN VIEW, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH RIVER VALLEY LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH SELLWOOD LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP ST1 COLORADO, LP,
a Delaware limited partnership

By: HCP ST1 Colorado GP, LLC,
Delaware limited liability company,
its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP, INC.,
a Maryland corporation
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCPI TRUST,
a Maryland real estate investment trust
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	WESTMINSTER HCP, LLC,
a Delaware limited liability company

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP SPRINGTREE, LLC,
HCP OCOEE, LLC,
HCP PORT ORANGE, LLC,
HCP BECKETT LAKE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP CARROLLWOOD, LLC,
HCP OVIEDO, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP OAK PARK, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP IRVING, LLC and
HCP EMFIN PROPERTIES, LLC,
each a Delaware limited liability company

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

REAFFIRMATION AND CONSENT OF GUARANTOR
Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the presence of: /s/ Edward D. Hillard Name: /s/ Carla Lockridge Name:	BROOKDALE SENIOR LIVING INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Schedule A-1
Remaining Facilities
	Facility Name	Facility Street Address	City	State	Zip
1.	Brookdale Fountaingrove	300 Fountaingrove Pkwy	Santa Rosa	CA	95403
2.	Brookdale Newnan	355 Milliard Farmer Industrial Blvd	Newnan	GA	30263
3.	Brookdale Lawrenceville	1000 River Centre Pl	Lawrenceville	GA	30043
4.	Brookdale S Lee Buford	4355 S Lee St	Buford	GA	30518
5.	Brookdale Lee Buford Cottages	4355 S Lee St	Buford	GA	30518
6.	Brookdale Murray	905 Glendale Rd	Murray	KY	42071
7.	Brookdale Marlton Crossing	1979 Rte 70 E	Cherry Hill	NJ	08003
8.	Brookdale Stayton	2201 3rd Ave	Stayton	OR	97383
9.	Brookdale Stayton Cottages	2201 3rd Ave	Stayton	OR	97383
10.	Brookdale Grayson View	29 Grayson View Ct	Selinsgrove	PA	17870
11.	Brookdale Franklin	910 Murfreesboro Rd	Franklin	TN	37064
12.	Brookdale Torbett	221 Torbett St	Richland	WA	99354
13.	Brookdale Montclair Poulsbo	1250 NE Lincoln Rd	Poulsbo	WA	98370
14.	Brookdale Westminster	45 Washington Road	Westminster	MD	21157
15.	Brookdale Sunrise	4201 Springtree Dr	Sunrise	FL	33351
16.	Brookdale Stafford	1275 Route 72 West	Manahawkin	NJ	08050
17.	Brookdale Friendswood	1310 Friendswood Drive South	Friendswood	TX	77546
18.	Brookdale Lexington	190 McSwain Dr	West Columbia	SC	29169
19.	Brookdale Moses Lake	8425 Aspi Blvd NE	Moses Lake	WA	98837
20.	Brookdale Palm Springs	1780 E Baristo Rd	Palm Springs	CA	92262
21.	Brookdale Park Place Tigard	8445 SW Hemlock	Portland	OR	97223
22.	Brookdale Rio Rancho	1000 Riverview Dr Se	Rio Rancho	NM	87124
23.	Brookdale Yreka	351 Bruce St	Yreka	CA	96097
24.	Brookdale Mtn Laurel Hebron	1177 Hebron Ave	Glastonbury	CT	06033
25.	Brookdale Hartwell	45 Walnut St	Hartwell	GA	30643
26.	Brookdale Canton	125 Riverstone Terrace	Canton	GA	30114
27.	Brookdale Orland Park	16051 S La Grange Rd	Orland Park	IL	60467
28.	Brookdale Oxford	100 Azalea Dr	Oxford	MS	38655
29.	Brookdale Churchill	140 Carriage Club Dr	Mooresville	NC	28117
30.	Brookdale Sellwood	8517 SE 17th Ave	Portland	OR	97202
31.	Brookdale River Vly Tualatin	19200 SW 65th Ave	Tualatin	OR	97062
32.	Brookdale Rock Springs	640 Rock Springs Rd	Kingsport	TN	37664
33.	Brookdale Eden Estates	1997 Forest Ridge Dr	Bedford	TX	76021
34.	Brookdale Maplewood	1000 Maplewood Dr	Bridgeport	WV	26330
35.	Brookdale Fisher's Landing	17171 Southeast 22nd Dr	Vancouver	WA	98683

36.	Brookdale Brentmoor Minot	3515 10th St SW	Minot	ND	58701
37.	Brookdale Rose Vly Cottages	33800 SW Fredrick St	Scappoose	OR	97056
38.	Brookdale Rose Vly Scappoose	33800 SE Frederick St	Scappoose	OR	97056
39.	Hillside Campus	300 NW Hillside Parkway	McMinnville	OR	97128
40.	Brookdale Sugarland Ridge	1551 Sugarland Dr	Sheridan	WY	82801
41.	Brookdale Yorktowne	1675 Dunlawton Avenue	Port Orange	FL	32127
42.	Brookdale St Augustine	150 Mariner Health Way	St. Augustine	FL	32086
43.	Brookdale Voorhees	1301 Laurel Oak Road	Voorhees	NJ	08043
44.	Brookdale Chestnut Lane	1219 NE 6th St	Gresham	OR	97030
45.	Brookdale Cheyenne	6031 Cheyenne Ave	Las Vegas	NV	89108
46.	Brookdale Clearlake	14789 Burns Valley Rd	Clearlake	CA	95422
47.	Brookdale Country Club - AL	2725 N Pennsylvania Ave	Roswell	NM	88201
48.	Brookdale Florence	1938 Mountain Laurel Ct	Florence	SC	29505
49.	Brookdale Fortuna	2401 Redwood Way	Fortuna	CA	95540
50.	Brookdale Fortuna IL	2401 Redwood Way	Fortuna	CA	95540
51.	Emeritus Park Avenue Estates	1811 Ridgeway Dr	Lexington	NE	68850
52.	Brookdale Northridge	17650 Devonshire St	Northridge	CA	91325
53.	Brookdale Plymouth Beach	97 Warren Ave	Plymouth	MA	02360
54.	Brookdale Statesman Club	10401 Vineyard Blvd	Oklahoma City	OK	73120
55.	Brookdale Roseburg	3400 NW Edenbower	Roseburg	OR	97470
56.	Brookdale Redmond	1942 SW Canyon Dr	Redmond	OR	97756
57.	Brookdale Newberg	3802 Hayes Street	Newberg	OR	97132
58.	Brookdale Oswego Springs	11552 Lesser Rd	Portland	OR	97219
59.	Brookdale Northshore	401 Northshore Blvd	Portland	TX	78374
60.	Brookdale Lake Ridge	3940 Prince William Parkway	Woodbridge	VA	22192
61.	Brookdale Chesterley AL	1100 N 35th Ave	Yakima	WA	98902
62.	Brookdale Chesterley MC	1100 N 35th Ave	Yakima	WA	98902
63.	Brookdale Kenmore	7221 NE 182nd St	Kenmore	WA	98028
64.	Brookdale Stonebridge	7900 NE Vancouver Mall Dr.	Vancouver	WA	98662
65.	Brookdale Willows Sherman	3410 Post Oak Crossing	Sherman	TX	75092
66.	Brookdale Medi Park W	7404 Wallace Blvd	Amarillo	TX	79106
67.	Brookdale Sterling	46555 Harry Byrd Hwy	Sterling	VA	20164
68.	Brookdale Bellevue	15241 NE 20th St	Bellevue	WA	98007
69.	Brookdale College Place	550 E Whitman	College Place	WA	99324
70.	Brookdale Marietta	150 Browns Road	Marietta	OH	45750
71.	Brookdale Cy-Fair	11500 Fallbrook Drive	Houston	TX	77065
72.	Brookdale Hillsborough	600 Auten Road	Hillsborough	NJ	08844
73.	Brookdale Litchfield Hills	376 Goshen Road	Torrington	CT	06790
74.	Brookdale Wekiwa Springs	203 South Wekiwa Springs Road	Apopka	FL	32703

75.	Brookdale Cordova	1535 Appling Care Ln	Cordova	TN	38016
76.	Brookdale Country Club - IL	2801 North Kentucky Ave	Roswell	NM	88201
77.	Brookdale Englewood Heights	3710 Kern Rd	Yakima	WA	98902
78.	Brookdale Madison N	1601 Wheeler Rd	Madison	WI	53704
79.	Brookdale S Hill	3708 East 57th Ave	Spokane	WA	99223

Schedule A-2
Removed Facilities
	Facility Name	Facility Street Address	City	State	Zip
1.	Brookdale Yorba Linda	17803 Imperial Highway	Yorba Linda	CA	92886
2.	Brookdale San Dimas	1740 San Dimas Avenue	San Dimas	CA	91773
3.	Brookdale Orangevale	6125 Hazel Avenue	Orangevale	CA	95662
4.	Brookdale Red Bluff	705 Luther Road	Red Bluff	CA	96080
5.	Brookdale Roslyn	2500 South Roslyn Street	Denver	CO	80231
6.	Brookdale Green Mountain	12791 West Alameda Parkway	Lakewood	CO	80228
7.	Brookdale Sunrise Creek	1968 Sunrise Drive	Montrose	CO	81401
8.	Brookdale Highline	1640 South Quebec Way	Denver	CO	80231
9.	Brookdale Buckingham	1824 Manchester Road	Glastonbury	CT	06033
10.	Brookdale Beckett Lake	2155 Montclair Road	Clearwater	FL	33763
11.	Brookdale Carrollwood	13550 S. Village Drive	Tampa	FL	33618
12.	Brookdale Ocoee	80 North Clarke Road	Ocoee	FL	34761
13.	Brookdale Northdale	3401 West Bearss Avenue	Tampa	FL	33618
14.	Brookdale Oviedo	1725 Pine Bark Point	Oviedo	FL	32765
15.	Brookdale Clermont	650 East Minnehaha Avenue	Clermont	FL	34711
16.	Brookdale Neese Rd Woodstock	756 Neese Road	Woodstock	GA	30188
17.	Brookdale Sweetwater Creek	1600 Lee Road	Lithia Springs	GA	30122
18.	Brookdale Woodstock	1000 Professional Way	Woodstock	GA	30188
19.	Brookdale Macon	250 Water Tower Court	Macon	GA	31210
20.	Brookdale Paducah	2121 New Holt Road	Paducah	KY	42001
21.	Brookdale Champlin	119 East Hayden Lake Road	Champlin	MN	55316
22.	Brookdale St Peters	363 Jungermann Road	St Peters	MO	63376
23.	Brookdale Great Falls	1104 Sixth Avenue N	Great Falls	MT	59401
24.	Brookdale Kearney Northridge	5410 17th Avenue	Kearney	NE	68845
25.	Brookdale Seward Heartland Park	500 Heartland Park Drive	Seward	NE	68434
26.	Brookdale McCook	1500 East 11th Street	McCook	NE	69001
27.	Brookdale Wayne	1500 Vintage Hill Drive	Wayne	NE	68787
28.	Brookdale Chestnut Hill	5055 Thompson Road	Columbus	OH	43230
29.	Brookdale Willoughby	35300 Kaiser Court	Willoughby	OH	44094
30.	Brookdale Fox Run	7800 Dayton Springfield Road	Fairborn	OH	45324
31.	Brookdale Tulsa Midtown	5211 South Lewis Avenue	Tulsa	OK	74105
32.	Brookdale Cedar Ridge	10107 S Garnett Road	Broken Arrow	OK	74011
33.	Brookdale Tahlequah Heritage	1380 N Heritage Lane	Tahlequah	OK	74464
34.	Brookdale Muskogee	3211 Chandler Road	Muskogee	OK	74403
35.	Brookdale Briarwood	4865 Main Street	Springfield	OR	97478
36.	Brookdale Ashland	548 N Main Street	Ashland	OR	97520
37.	Brookdale Lebanon	181 South 5th Street	Lebanon	OR	97355

38.	Brookdale Eagle Point	261 Loto Street	Eagle Point	OR	97524
39.	Brookdale Eugene Alpine Court	3720 N Clarey Street	Eugene	OR	97402
40.	Brookdale Alpine Springs	3760 N Clarey Street	Eugene	OR	97402
41.	Brookdale Monmouth	504 Gwinn Street E	Monmouth	OR	97361
42.	Brookdale Springfield Woodside	4851 Main Street	Springfield	OR	97478
43.	Brookdale Monmouth Cottages	504 Gwinn Street E	Monmouth	OR	97361
44.	Brookdale Greenville	1306 Pelham Road	Greenville	SC	29615
45.	Brookdale Chandler Place	745 Dilworth Lane	Rock Hill	SC	29732
46.	Brookdale Hilton Head	15 Main Street	Hilton Head Island	SC	29926
47.	Brookdale Spring Arbor	1800 India Hook Road	Rock Hill	SC	29732
48.	Brookdale Hawthorne Park	20 Hawthorne Park Court	Greenville	SC	29615
49.	Brookdale Hilton Head Village	80 Main Street	Hilton Head Island	SC	29926
50.	Brookdale Hilton Head Court	48 Main Street	Hilton Head Island	SC	29926
51.	Brookdale Oak Ridge	734 Emory Valley Road	Oak Ridge	TN	37830
52.	Brookdale Bellevue TN	8188B Sawyer Brown Road	Nashville	TN	37221
53.	Brookdale Irving	820 N. Britain Road	Irving	TX	75061
54.	Brookdale Ellington Field	14101 Bay Pointe Court	Houston	TX	77062
55.	Brookdale Holiday Lane Estates	6155 Holiday Lane	N Richland Hills	TX	76180
56.	Brookdale Cedar City	995 S Regency Road	Cedar City	UT	84720
57.	Brookdale Absaroka	2401 Cougar Avenue	Cody	WY	82414

Schedule B-1
Removed Lessor Entities
HCP AUR1 California A Pack, LLC, a Delaware limited liability company
HCP Hazel Creek, LLC, a Delaware limited liability company
HCP MA2 California, LP, a Delaware limited partnership
HCP MA2 Ohio, LP, a Delaware limited partnership
HCP MA2 Oklahoma, LP, a Delaware limited partnership
HCP MA3 South Carolina, LP, a Delaware limited partnership
HCP SH Lassen House, LLC, a Delaware limited liability company
HCP SH Mountain View, LLC, a Delaware limited liability company
HCP ST1 Colorado, LP, a Delaware limited partnership
HCP Ocoee, LLC, a Delaware limited liability company
HCP Beckett Lake, LLC, a Delaware limited liability company
HCP Carrollwood, LLC, a Delaware limited liability company
HCP Oviedo, LLC, a Delaware limited liability company
HCP Oak Park, LLC, a Delaware limited liability company
HCP Irving, LLC, a Delaware limited liability company

Schedule B-2
Removed Lessee Entities
Summerville at Hazel Creek, LLC, a Delaware limited liability company
Summerville at Ocoee, Inc., a Delaware corporation
Summerville at Irving Associates, L.P., a Delaware limited partnership
Summerville at Chestnut Hill, LLC, a Delaware limited liability company
Summerville 9, LLC, a Delaware limited liability company
Summerville at Carrollwood, LLC, a Delaware limited liability company
Summerville at Fox Run, LLC, a Delaware limited liability company
Summerville at Oak Park LLC, a Delaware limited liability company
The Estates of Oak Ridge LLC, a Delaware limited liability company
Summerville at Oviedo LLC, a Delaware limited liability company

Exhibit A-1
List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

(See attached.)

EXHIBIT A-1
(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

											Allocated
											Initial
						Total		Lease Term			Investment
HCP #	Previous Facility Name	New Facility Name	Address	City	State	Units	Primary Intended Use	Initial*	1st Extension	2nd Extension	(in $ millions)
1167	Santa Rosa, Emeritus at	Brookdale Fountaingrove	300 Fountaingrove Pkwy	Santa Rosa	CA	161	92-unit assisted living care, 24-unit Alzheimer's care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2086	Newnan, Emeritus at	Brookdale Newnan	355 Milliard Farmer Industrial Blvd	Newnan	GA	53	32-unit independent living care, 21-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2066	Courtyard Gardens, Emeritus at	Brookdale Lawrenceville	1000 River Centre Pl	Lawrenceville	GA	48	36-unit assisted living care, 12-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2108	Lake Springs, Emeritus at	Brookdale S Lee Buford	4355 S Lee St	Buford	GA	48	32-unit assisted living care, 16-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2109	Lake Springs Cottages, Emeritus at	Brookdale Lee Buford Cottages	4355 S Lee St	Buford	GA	24	24-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2115	Murray, Emeritus at	Brookdale Murray	905 Glendale Rd	Murray	KY	84	84-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
1599	Marlton Crossing, Emeritus at	Brookdale Marlton Crossing	1979 Rte 70 E	Cherry Hill	NJ	109	87-unit assisted living care, 22-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2058	Lakeside	Brookdale Stayton	2201 3rd Ave	Stayton	OR	62	62-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2056	Lakeside Cottages	Brookdale Stayton Cottages	2201 3rd Ave	Stayton	OR	12	12-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2063	Grayson View, Emeritus at	Brookdale Grayson View	29 Grayson View Ct	Selinsgrove	PA	81	2-unit independent living care, 71-unit assisted living care, 8-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2060	Legacy Crossing, Emeritus at	Brookdale Franklin	910 Murfreesboro Rd	Franklin	TN	124	124-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2102	Quail Hollow	Brookdale Torbett	221 Torbett St	Richland	WA	36	36-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]

2096	Montclair Park, Emeritus at	Brookdale Montclair Poulsbo	1250 Ne Lincoln Rd	Poulsbo	WA	103	85-unit assisted living care, 18-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
0281	Westminster, Emeritus at	Brookdale Westminster	45 Washington Road	Westminster	MD	54	44-unit assisted living care, 10-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2194	Springtree, Emeritus at	Brookdale Sunrise	4201 Springtree Dr	Sunrise	FL	180	155-unit assisted living care, 25-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	4 Years	$[***]
0733	Stafford, Emeritus at	Brookdale Stafford	1275 Route 72 West	Manahawkin	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
0506	Friendswood, Emeritus at	Brookdale Friendswood	1310 Friendswood Drive South	Friendswood	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2067	Lexington Gardens	Brookdale Lexington	190 Mc Swain Dr	West Columbia	SC	72	72-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2141	Moses Lake	Brookdale Moses Lake	8425 Aspi Blvd Ne	Moses Lake	WA	74	4-unit independent living care, 70-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
1168	Palm Springs, Emeritus at	Brookdale Palm Springs	1780 E Baristo Rd	Palm Springs	CA	90	60-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	8 Years	$[***]
2151	Park Place, Emeritus at	Brookdale Park Place Tigard	8445 SW Hemlock	Portland	OR	112	112-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2161	Sandia Springs, Emeritus at	Brookdale Rio Rancho	1000 Riverview Dr Se	Rio Rancho	NM	113	12-unit independent living care, 84-unit assisted living care, 17-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
2055	Meadowlark, Emeritus at	Brookdale Yreka	351 Bruce St	Yreka	CA	72	58-unit assisted living care, 14-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2028	10 Years	10 Years and 11 Months	$[***]
	Total Lease Pool 1 (23 Properties)					1,901					$[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A-1.1
Initial Allocated Minimum Rent - Pool 1

		Initial	2016 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1167	Brookdale Fountaingrove	$[***]	$[***]	$[***]
2086	Brookdale Newnan	[***]	[***]	[***]
2066	Brookdale Lawrenceville	[***]	[***]	[***]
2108	Brookdale S Lee Buford	[***]	[***]	[***]
2109	Brookdale Lee Buford Cottages	[***]	[***]	[***]
2115	Brookdale Murray	[***]	[***]	[***]
1599	Brookdale Marlton Crossing	[***]	[***]	[***]
2058	Brookdale Stayton	[***]	[***]	[***]
2056	Brookdale Stayton Cottages	[***]	[***]	[***]
2063	Brookdale Grayson View	[***]	[***]	[***]
2060	Brookdale Franklin	[***]	[***]	[***]
2102	Brookdale Torbett	[***]	[***]	[***]
2096	Brookdale Montclair Poulsbo	[***]	[***]	[***]
0281	Brookdale Westminster	[***]	[***]	[***]
2194	Brookdale Sunrise	[***]	[***]	[***]
0733	Brookdale Stafford	[***]	[***]	[***]
0506	Brookdale Friendswood	[***]	[***]	[***]
2067	Brookdale Lexington	[***]	[***]	[***]
2141	Brookdale Moses Lake	[***]	[***]	[***]
1168	Brookdale Palm Springs	[***]	[***]	[***]
2151	Brookdale Park Place Tigard	[***]	[***]	[***]
2161	Brookdale Rio Rancho	[***]	[***]	[***]
2055	Brookdale Yreka	[***]	[***]	[***]
	Total Lease Pool 1 (23 Properties)	$[***]	$[***]	$[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2
List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

(See attached.)

EXHIBIT A-2
(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
											Allocated
											Initial
						Total		Lease Term			Investment
HCP #	Previous Facility Name	New Facility Name	Address	City	State	Units	Primary Intended Use	Initial*	1st Extension	2nd Extension	(in $ millions)
2144	Mountain Laurel, Emeritus at	Brookdale Mtn Laurel Hebron	1177 Hebron Ave	Glastonbury	CT	81	62-unit assisted living care, 19-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2165	Lake Pointe, Emeritus at	Brookdale Hartwell	45 Walnut St	Hartwell	GA	34	21-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	3 Years	$[***]
2053	Riverstone, Emeritus at	Brookdale Canton	125 Riverstone Terrace	Canton	GA	93	65-unit assisted living care, 28-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
1162	Orland Park, Emeritus at	Brookdale Orland Park	16051 S La Grange Rd	Orland Park	IL	104	80-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2074	Oxford, Emeritus at	Brookdale Oxford	100 Azalea Dr	Oxford	MS	80	80-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2126	Churchill, Emeritus at	Brookdale Churchill	140 Carriage Club Dr	Mooresville	NC	135	29-unit independent living care, 86-unit assisted living care, 20-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2171	Sellwood, Emeritus at	Brookdale Sellwood	8517 SE 17th Ave	Portland	OR	89	89-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2088	River Valley, Emeritus at	Brookdale River Vly Tualatin	19200 SW 65th Ave	Tualatin	OR	117	104-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2073	Remington House, Emeritus at	Brookdale Rock Springs	640 Rock Springs Rd	Kingsport	TN	50	50-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2075	Eden Estates, Emeritus at	Brookdale Eden Estates	1997 Forest Ridge Dr	Bedford	TX	126	61-unit independent living care, 65-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]

2117	Maplewood, Emeritus at	Brookdale Maplewood	1000 Maplewood Dr	Bridgeport	WV	127	83-unit independent living care, 44-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2061	Fisher's Landing, Emeritus at	Brookdale Fisher's Landing	17171 Southeast 22nd Dr	Vancouver	WA	75	75-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2127	Brentmoor, Emeritus at	Brookdale Brentmoor Minot	3515 10th St SW	Minot	ND	85	85-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2134	Rose Valley Cottages, Emeritus at	Brookdale Rose Vly Cottages	33800 SW Fredrick St	Scappoose	OR	15	15-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2153	Rose Valley, Emeritus at	Brookdale Rose Vly Scappoose	33800 SE Frederick St	Scappoose	OR	64	64-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2152	Hillside	Hillside Campus	300 Nw Hillside Park Way	Mcminnville	OR	307	202-unit independent living care, 65-unit assisted living care, 20-unit Alzheimer's care, 20-unit skilled nursing facility, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2148	Sugarland Ridge, Emeritus at	Brookdale Sugarland Ridge	1551 Sugarland Dr	Sheridan	WY	67	12-unit independent living care, 55-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
0732	Port Orange, Emeritus at	Brookdale Yorktowne	1675 Dunlawton Avenue	Port Orange	FL	85	72-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	7 Years	$[***]
0802	St. Augustine, Emeritus at	Brookdale St Augustine	150 Mariner Health Way	St. Augustine	FL	89	72-unit assisted living care, 17-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	7 Years	$[***]
0245	Voorhees, Emeritus at	Brookdale Voorhees	1301 Laurel Oak Road	Voorhees	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2139	Chestnut Lane	Brookdale Chestnut Lane	1219 NE 6th St	Gresham	OR	70	70-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2110	Plaza, Emeritus at The	Brookdale Cheyenne	6031 Cheyenne Ave	Las Vegas	NV	152	34-unit independent living care, 118-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2092	Orchard Park, Emeritus at	Brookdale Clearlake	14789 Burns Valley Rd	Clearlake	CA	41	33-unit assisted living care, 8-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]

2121	La Villa, Emeritus at	Brookdale Country Club - AL	2725 N Pennsylvania Ave	Roswell	NM	92	12-unit independent living care, 67-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2154	Laurel Gardens, Emeritus at	Brookdale Florence	1938 Mountain Laurel Ct	Florence	SC	61	51-unit assisted living care, 10-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2079	Sequoia Springs, Emeritus at	Brookdale Fortuna	2401 Redwood Way	Fortuna	CA	72	62-unit assisted living care, 10-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2054	Sequoia Springs Cottages, Emeritus at	Brookdale Fortuna IL	2401 Redwood Way	Fortuna	CA	20	20-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	9 Years and 11 Months	$[***]
2169	Park Avenue Estates, Emeritus at	Emeritus Park Avenue Estates	1811 Ridgeway Dr	Lexington	NE	76	23-unit independent living care, 53-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2029	10 Years	7 Years	$[***]
	Total Lease Pool 2 (28 Properties)					2,484					$[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A-2.1
Initial Allocated Minimum Rent - Pool 2

		Initial	2016 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
2144	Brookdale Mtn Laurel Hebron	$[***]	$[***]	$[***]
2165	Brookdale Hartwell	[***]	[***]	[***]
2053	Brookdale Canton	[***]	[***]	[***]
1162	Brookdale Orland Park	[***]	[***]	[***]
2074	Brookdale Oxford	[***]	[***]	[***]
2126	Brookdale Churchill	[***]	[***]	[***]
2171	Brookdale Sellwood	[***]	[***]	[***]
2088	Brookdale River Vly Tualatin	[***]	[***]	[***]
2073	Brookdale Rock Springs	[***]	[***]	[***]
2075	Brookdale Eden Estates	[***]	[***]	[***]
2117	Brookdale Maplewood	[***]	[***]	[***]
2061	Brookdale Fisher's Landing	[***]	[***]	[***]
2127	Brookdale Brentmoor Minot	[***]	[***]	[***]
2134	Brookdale Rose Vly Cottages	[***]	[***]	[***]
2153	Brookdale Rose Vly Scappoose	[***]	[***]	[***]
2152	Hillside Campus	[***]	[***]	[***]
2148	Brookdale Sugarland Ridge	[***]	[***]	[***]
0732	Brookdale Yorktowne	[***]	[***]	[***]
0802	Brookdale St Augustine	[***]	[***]	[***]
0245	Brookdale Voorhees	[***]	[***]	[***]
2139	Brookdale Chestnut Lane	[***]	[***]	[***]
2110	Brookdale Cheyenne	[***]	[***]	[***]
2092	Brookdale Clearlake	[***]	[***]	[***]
2121	Brookdale Country Club - AL	[***]	[***]	[***]
2154	Brookdale Florence	[***]	[***]	[***]
2079	Brookdale Fortuna	[***]	[***]	[***]
2054	Brookdale Fortuna IL	[***]	[***]	[***]
2169	Emeritus Park Avenue Estates	[***]	[***]	[***]
	Total Lease Pool 2 (28 Properties)	$[***]	$[***]	$[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3
List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

(See attached.)

EXHIBIT A-3
(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
											Allocated
											Initial
								Lease Term			Investment
HCP #	Previous Facility Name	New Facility Name	Address	City	State	Units	Primary Intended Use	Initial*	1st Extension	2nd Extension	(in $ millions)
1165	Northridge, Emeritus at	Brookdale Northridge	17650 Devonshire St	Northridge	CA	159	90-unit assisted living care, 24-unit Alzheimer's care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
1158	Plymouth Beach, Emeritus at	Brookdale Plymouth Beach	97 Warren Ave	Plymouth	MA	87	58-unit assisted living care, 29-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
2083	Statesman Club, Emeritus at	Brookdale Statesman Club	10401 Vineyard Blvd	Oklahoma City	OK	137	137-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2084	Manor House, Emeritus at	Brookdale Roseburg	3400 NW Edenbower	Roseburg	OR	56	56-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2050	Cougar Springs, Emeritus at	Brookdale Redmond	1942 SW Canyon Dr	Redmond	OR	88	2-unit independent living care, 62-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2089	Chehalem Springs, Emeritus at	Brookdale Newberg	3802 Hayes Street	Newberg	OR	107	24-unit independent living care, 83-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2133	Oswego Springs, Emeritus at	Brookdale Oswego Springs	11552 Lesser Rd	Portland	OR	68	68-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2162	Carriage Inn, Emeritus at	Brookdale Northshore	401 Northshore Blvd	Portland	TX	110	110-unit independent living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
0225	Lake Ridge, Emeritus at	Brookdale Lake Ridge	3940 Prince William Parkway	Woodbridge	VA	79	55-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2052	Chesterley Meadows	Brookdale Chesterley AL	1100 N 35th Ave	Yakima	WA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2078	Chesterley Court	Brookdale Chesterley MC	1100 N 35th Ave	Yakima	WA	14	14-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2160	Spring Estates, Emeritus at	Brookdale Kenmore	7221 NE 182nd St	Kenmore	WA	85	72-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2062	Stonebridge	Brookdale Stonebridge	7900 NE Vancouver Mall Dr	Vancouver	WA	60	60-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]

2116	Willows at Sherman	Brookdale Willows Sherman	3410 Post Oak Crossing	Sherman	TX	46	37-unit assisted living care, 9-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2107	Canyonview Estates, Emeritus at	Brookdale Medi Park W	7404 Wallace Blvd	Amarillo	TX	132	73-unit independent living care, 59-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2077	Monroe House	Brookdale Sterling	46555 Harry Byrd Hwy	Sterling	VA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
1173	Bellevue, Emeritus at	Brookdale Bellevue	15241 Ne 20th St	Bellevue	WA	114	88-unit assisted living care, 26-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
2095	Eagle Meadows	Brookdale College Place	550 E Whitman	College Place	WA	82	82-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
1386	Marietta, Emeritus at	Brookdale Marietta	150 Browns Road	Marietta	OH	89	73-unit assisted living care, 16-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
0217	Cy-Fair, Emeritus at	Brookdale Cy-Fair	11500 Fallbrook Drive	Houston	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
0734	Hillsborough, Emeritus at	Brookdale Hillsborough	600 Auten Road	Hillsborough	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
0730	Litchfield Hills, Emeritus at	Brookdale Litchfield Hills	376 Goshen Road	Torrington	CT	68	59-unit assisted living care, 9-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
0861	Wekiwa Springs, Emeritus at	Brookdale Wekiwa Springs	203 South Wekiwa Springs Road	Apopka	FL	77	10-unit independent living care, 54-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
2132	Cordova, Emeritus at	Brookdale Cordova	1535 Appling Care Ln	Cordova	TN	76	56-unit assisted living care, 20-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
2150	Roswell, Emeritus at	Brookdale Country Club - IL	2801 North Kentucky Ave	Roswell	NM	131	99-unit independent living care, 32-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2114	Englewood Heights	Brookdale Englewood Heights	3710 Kern Rd	Yakima	WA	93	73-unit assisted living care, 20-unit Alzheimer's care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
2170	Legacy Gardens, Emeritus at	Brookdale Madison N	1601 Wheeler Rd	Madison	WI	62	62-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	6 Years	$[***]
2097	South Hill, Emeritus at	Brookdale S Hill	3708 East 57th Ave	Spokane	WA	79	79-unit assisted living care, and such other uses necessary or incidental to such use	Exp. Aug 31, 2030	10 Years	8 Years and 11 Months	$[***]
	Total Lease Pool 3 (28 Properties)					2,428					$[***]

Note: The initial and renewal terms set forth in the exhibits for any facility shall in no event exceed 80% of the estimated useful life of such facility (as determined as of the date of the lease)
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A-3.1
Initial Allocated Minimum Rent - Pool 3

		Initial	2016 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1165	Brookdale Northridge	$[***]	$[***]	$[***]
1158	Brookdale Plymouth Beach	[***]	[***]	[***]
2083	Brookdale Statesman Club	[***]	[***]	[***]
2084	Brookdale Roseburg	[***]	[***]	[***]
2050	Brookdale Redmond	[***]	[***]	[***]
2089	Brookdale Newberg	[***]	[***]	[***]
2133	Brookdale Oswego Springs	[***]	[***]	[***]
2162	Brookdale Northshore	[***]	[***]	[***]
0225	Brookdale Lake Ridge	[***]	[***]	[***]
2052	Brookdale Chesterley AL	[***]	[***]	[***]
2078	Brookdale Chesterley MC	[***]	[***]	[***]
2160	Brookdale Kenmore	[***]	[***]	[***]
2062	Brookdale Stonebridge	[***]	[***]	[***]
2116	Brookdale Willows Sherman	[***]	[***]	[***]
2107	Brookdale Medi Park W	[***]	[***]	[***]
2077	Brookdale Sterling	[***]	[***]	[***]
1173	Brookdale Bellevue	[***]	[***]	[***]
2095	Brookdale College Place	[***]	[***]	[***]
1386	Brookdale Marietta	[***]	[***]	[***]
0217	Brookdale Cy-Fair	[***]	[***]	[***]
0734	Brookdale Hillsborough	[***]	[***]	[***]
0730	Brookdale Litchfield Hills	[***]	[***]	[***]
0861	Brookdale Wekiwa Springs	[***]	[***]	[***]
2132	Brookdale Cordova	[***]	[***]	[***]
2150	Brookdale Country Club - IL	[***]	[***]	[***]
2114	Brookdale Englewood Heights	[***]	[***]	[***]
2170	Brookdale Madison N	[***]	[***]	[***]
2097	Brookdale S Hill	[***]	[***]	[***]
	Total Lease Pool 3 (28 Properties)	$[***]	$[***]	$[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.